BRUCE FUND, INC.

  PROXY

 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert B. Bruce, Ward M. Johnson, and John R. Nixon and each of them, proxies to the undersigned, with full power of substitution, to vote and act with respect to all shares of Bruce Fund, Inc. (the "Fund") to which the undersigned is entitled to vote and act as fully as the undersigned could vote and act if personally present at the Annual Meeting of Stockholders, to be held Thursday, December 14, 2000 at 12:00 noon in the Conference Room at 500 West Madison Street, 39th Floor,
Chicago, IL 60661.

Unless otherwise specified, the shares represented hereby shall he voted "FOR" each proposal.

Please mark below in blue or black ink.
1.              Election of DIRECTORS

FOR all nominees listed below                        ____________
(except as marked to the contrary below)

WITHHOLD AUTHORITY to vote                      ____________
(for all nominees listed below)

Nominees: Robert B. Bruce, Ward M. Johnson, and John R. Nixon

(INSTRUCTION: To withhold authority to vote for any individual nominee or nominees, write each such nominee's name in the space provided)

            __________________________________

2.For approval of Grant Thornton LLP to act as independent certified public accountant for the Fund for the present fiscal year
FOR  _________
 AGAINST___________
 ABSTAIN___________

3.In their discretion upon such other as may properly come before the meeting.The Board of Directors recommends that stockholders vote
FOR each of the proposals.

Receipt of the Notice of Annual Meeting of Stockholders and related Proxy Statement, dated
November 29, 2000 is hereby acknowledged.

Dated:_______________________________________


Signature:____________________________________


Signature:____________________________________


 Please sign, date and return the Proxy promptly using the enclosed enevlope.